                                                                    EXHIBIT 3.55

NANCY L. WORLEY                                                    P.O. BOX 5616
SECRETARY OF STATE                                     MONTGOMERY, AL 36103-5616

                                STATE OF ALABAMA

I, NANCY L. WORLEY, SECRETARY OF STATE OF THE STATE OF ALABAMA, HAVING CUSTODY OF THE GREAT AND PRINCIPAL SEAL OF SAID STATE, DO HEREBY CERTIFY THAT

as appears on file and of record in this office, the pages hereto attached, contain a true, accurate and literal copy of articles of incorporation of Reorg. Co. of Alabama, Inc. as received and filed in the office of the Secretary of State of Alabama on May 31, 1990, showing the date of incorporation as May 24, 1990, the date said instrument was filed in the office of the Judge of Probate of Montgomery County.

                  IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE GREAT SEAL OF THE STATE, AT THE CAPITOL, IN THE CITY OF MONTGOMERY, ON THIS DAY.

                        08/06/03
                  --------------------
                  DATE

                  /S/ NANCY L.WORLEY
   (SEAL)        --------------------------------------------------------------
                  NANCY L.WORLEY                              SECRETARY OF STATE

                                     [LOGO]

                        OFFICE OF THE SECRETARY OF STATE

                                State of Alabama

                                  PERRY A. HAND
                               SECRETARY OF STATE

                          NAME RESERVATION CERTIFICATE

                                       FOR

                           REORG CO. OF ALABAMA, INC.

I, Perry A. Hand, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said state, do hereby certify that pursuant to the provisions of Section 10-2A-26, Code of Alabama 1975, based upon an examination of the corporation records on file in this office, the corporate name "Reorg Co. of Alabama, Inc." is reserved as available.

This domestic corporation name is proposed to be incorporated in Montgomery County and is for the exclusive use of U-Haul International, 2721 N. Central Ave, Phoenix, AR 85282 for a period of one hundred twenty days beginning May 14, 1990 and expiring September 12, 1990.

                                               IN TESTIMONY WHEREOF, I have
          (SEAL) hereunto set my hand and affixed the Great Seal of the State, at the Capitol, in the City of Montgomery, on May 14, 1990.

                                               /s/ Perry A.  Hand
                                               ---------------------------------
                                               Perry A.  Hand
                                               Secretary of State

                         CERTIFICATION OF INCORPORATION

                                       OF

                           REORG. CO. OF ALABAMA, INC.

STATE OP ALABAMA X

MONTGOMERY COUNTY X

         I, the undersigned Walker Hobbie, Jr., Judge of Probate of Montgomery County, Alabama, hereby certify that the Certificate of Incorporation of

                           REORG. CO. OF ALABAMA, INC.

has this day been filed for record in the Probate Court of Montgomery County, Alabama; and that the Certificate of Incorporation has been recorded in compliance of Title 10-2A-92 of the Code of Alabama, and that the incorporators of said corporation, their successors and assigns, constitute a body corporate under the name set forth in said Certificate, namely:

                           REORG. CO. OF ALABAMA, INC.

         IN WITNESS WHEREOF, I, the said Walker Hobbie, Jr., as Judge of Probate of Montgomery County, Alabama, hereunto set my name and affix my Seal of said Probate on this the 24th day of May, 1990.

                                                    /s/ WALKER HOBBIE JR.
                                                    --------------------------
                                                    WALKER HOBBIE, JR.
                                                    JUDGE OF PROBATE
                                                    MONTGOMERY COUNTY, ALABAMA.

                            ARTICLES OF INCORPORATION

                                       OF

                           REORG. CO. OF ALABAMA, INC.

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Alabama.

                                    ARTICLE I

         The name of the corporation is: REORG. CO. OF ALABAMA, INC.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized which may be stated to be, or to include, the transaction of any or all lawful business for which corporations may be incorporated under this chapter.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its principal office shall be 60 Commerce Street, City of Montgomery, Alabama 36103 and the name of the initial registered agent at said address is The Corporation Company.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

         Henry Eriksson   1024   Montgomery Hwy. Birmingham, AL 35216-2806

         John Smithson    1024   Montgomery Hwy. Birmingham, AL 35216-2806

         Paul McClesky    1024   Montgomery Hwy. Birmingham, AL 35216-2806

                                  ARTICLE VIII

         The name and address of the agent designated by the incorporators to receive subscriptions to the capital stock is:

         John A. Lorentz  2721   N. Central Avenue, Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1990.

                                                   /s/ John A. Lorentz
                                                   -----------------------------
                                                   John A. Lorentz, Incorporator

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 30th day of April, 1990, before me, a Notary Public for the State of Arizona, personally appeared John A. Lorentz, known to me to be the persons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 30th day of April, 1990.

                                                      /s/ Blanche I. Passolt
                                                   -----------------------------
                                                          NOTARY PUBLIC

(NOTARIAL SEAL)

The State of Alabama  )
                      ) Probate Court
  Montgomery County   )

I, Walker Hobbie, Jr., Judge of Probate in and for the said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of CORPORATION OF REORG. CO. OF ALABAMA, INC. as fully and completely as the same appears of record in this office in Book No. 165 of Corporation at page 56.

                                      Given under my hand and official seal this

                                                      30th day of May, A.D. 1990

                              /s/ Walker Hobbie, Jr.
                              --------------------------------------------------
                              Judge of Probate Court, Montgomery County, Alabama

NANCY L. WORLEY                                                    P.O. BOX 5616
SECRETARY OF STATE                                     MONTGOMERY, AL 36103-5616

                                STATE OF ALABAMA

I, NANCY L. WORLEY, SECRETARY OF STATE OF THE STATE OF ALABAMA, HAVING CUSTODY OF THE GREAT AND PRINCIPAL SEAL OF SAID STATE, DO HEREBY CERTIFY THAT

         as appears on file and of record in this office, the pages hereto attached, contain a true, accurate and literal copy of articles of amendment to the articles of incorporation of Reorg. Co. of Alabama, Inc. changing its name to U-Haul Co. of Alabama, Inc. as received and filed in the office of the Secretary of State of Alabama on December 5, 1990, showing the date of incorporation as November 26, 1990, the date said instrument was filed in the office of the Judge of Probate of Montgomery County.

                              IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE GREAT SEAL OF THE STATE, AT THE CAPITOL, IN THE CITY OF MONTGOMERY, ON THIS DAY.

                              08/06/03
                              DATE

                              /s/ Nancy L. Worley
      (SEAL)                  --------------------------------------------------
                              NANCY L. WORLEY                 SECRETARY OF STATE

                                     [LOGO]

                        OFFICE OF THE SECRETARY OF STATE
                                State of Alabama

                                  PERRY A. HAND
                               SECRETARY OF STATE

                          NAME RESERVATION CERTIFICATE

                                       FOR

                           U-Haul Co. of Alabama, Inc.

I, Perry A. Hand, Secretary of State of the State of Alabama, having custody of the Great and Principal Seal of said state, do hereby certify that pursuant to the provisions of Section 10-2A-26, Code of Alabama 1975, based upon an examination of the corporation records on file in this office, the corporate name "U-Haul Co. of Alabama, Inc." is reserved as available.

This foreign corporation name is proposed to be qualified in the State of Alabama and is for the exclusive use of Blanche Passolt, P. O. Box 21502, Phoneix, AZ 85036 for a period of one hundred twenty days beginning October 16, 1990 and expiring February 14, 1991.

                                    IN TESTIMONY WHEREOF, I have hereunto set my
        (SEAL) hand and affixed the Great Seal of the State, at the Capitol, in the City of Montgomery, on October 16, 1990.

                                    /s/ Perry A. Hand
                                    ------------------------------
                                    Perry A. Hand
                                    Secretary of State

Corporations    State Office Building    Room 524    Montgomery, AL 36130    (205) 242-5324

                           CERTIFICATION OF AMENDMENT

                                       OF

                           REORG. CO. OF ALABAMA, INC.

STATE OF ALABAMA   X

MONTGOMERY COUNTY  X

         I, the undersigned Walker Hobbie, Jr., Judge of Probate of Montgomery County, Alabama, hereby certify that the Amendment of

                           REORG. CO. OF ALABAMA, INC.

has been this day filed for record in the Probate Court of Montgomery County, Alabama; and that the Certificate of Amendment is in compliance with the provisions of Title 10-2A-114 of the Code of Alabama.

         IN WITNESS WHEREOF, I, the said Walker Hobbie, Jr., as Judge of Probate of Montgomery County, Alabama, hereunto set my name and affix my seal of said probate on this the 26 day of November, 1990.

                                                /s/ Walker Hobbie, Jr.
                                                --------------------------------
                                                JUDGE OF PROBATE
                                                MONTGOMERY COUNTY, ALABAMA

                              ARTICLES OF AMENDMENT

                                       FOR

                           REORG. CO. OF ALABAMA, INC.

                             AN ALABAMA CORPORATION

(1)      The name of the corporation is: REORG., CO. OF ALABAMA, INC.

(2) The amendment so adopted is: Article I, the name of the corporation shall be:

                           U-HAUL CO. OF ALABAMA, INC.

(3) The date of adoption of the amendment by the shareholder is October 10, 1990.

(4) The number of shares outstanding is: 2,500, and the number of shares entitled to vote thereon is: 2,500.

(5) The number of shares voted for was 2,500 and the number voted against was -0-.

DATED: November 7, 1990.

                                              Reorg. Co. of Alabama, an Alabama
                                              corporation

                                              BY: /s/ John A. Lorentz
                                                  ------------------------------
                                                  John A. Lorentz, President

Verified

BY: /s/ Gary V. Klinefelter
    ------------------------------
    Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 7th day of November, 1990, personally appeared before me, the undersigned Notary Public, John A. Lorentz, President and Gary V. Klinefelter, Secretary of Reorg. Co. of Alabama, Inc., an Alabama corporation, known to me to be the persons named in and who executed the same and that the matters contained herein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 7th day of November, 1990.

                                                      /s/ Blanche I. Passolt
                                                   -----------------------------
                                                          NOTARY PUBLIC

         (NOTARIAL SEAL)

The State of Alabama   }
                       } Probate Court
 Montgomery County     }

I, Walker Hobbie, Jr., Judge of Probate in and for the said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of AMENDMENT OF REORG. CO. OF ALABAMA, INC. as fully and completely as the same appears of record in this office in Book No. 0167 of Corporation at page 179.

                                      Given under my hand and official seal this

                                                    3 day of December, A.D. 1990

                              /s/ Walker Hobbie, Jr.
                              --------------------------------------------------
                              Judge of Probate Court, Montgomery County, Alabama

                            [LOGO] STATE OF ALABAMA

I, BILLY JOE CAMP, SECRETARY OF STATE OF THE STATE OF ALABAMA, HAVING CUSTODY OF THE GREAT AND PRINCIPAL SEAL OF SAID STATE, DO HEREBY CERTIFY THAT

duplicate originals of Articles of Merger merging U-Haul Co. of Southern Alabama, Inc. into U-Haul Co. of Alabama, Inc., both Alabama corporations, duly signed and verified pursuant to the provisions of Section 10-2A-143, Code of Alabama, 1975, have been received in this office and are found to conform to law. Accordingly the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Merger merging U-Haul Co. of Southern Alabama, Inc. into U-Haul Co. of Alabama, Inc. and attaches hereto a duplicate original of the Articles of Merger.

                                    IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY
                                    HAND AND AFFIXED THE GREAT SEAL OF THE
                                    STATE, AT THE CAPITOL, IN THE CITY OF
                                    MONTGOMERY, ON THIS DAY.

                                    January 28, 1991
                                    ____________________________________________
       (SEAL)                       DATE

                                    ____________________________________________
                                    BILLY JOE CAMP            SECRETARY OF STATE

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 10th day of January, 1991, entered into by U-Haul Co. of Alabama, Inc. an Alabama corporation, the surviving corporation and U-Haul Co. of Southern Alabama, Inc., an Alabama corporation the absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Alabama which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                      NUMBER OF
                         NUMBER OF     SHARES     NUMBER   NUMBER
       COMPANY             SHARES    ENTITLED TO   VOTED   VOTED
        NAME            OUTSTANDING     VOTE        FOR   AGAINST
----------------------  -----------  -----------  ------  -------
U-HAUL CO. OF SOUTHERN
ALABAMA, INC.              2,500        2,500      2,500    -0-

U-HAUL CO. OF ALABAMA,
INC.                       2,500        2,500      2,500    -0-

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Alabama to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Alabama.

                                       VI

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                       VII

         The effective date of the merger shall be January 1, 1991, "THIS EFFECTIVE DATE IS FOR ACCOUNTING AND/OR INTERNAL PURPOSES ONLY".

The county of incorporation for each corporation, is Montgomery County

                                            Surviving Corporation: U-HAUL CO. OF
                                                       ALABAMA, INC.
                                                       An Alabama Corporation

                                            By: /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ------------------------------
    Gary V. Klinefelter, Secretary

                                            Absorbed Corporation: U-HAUL CO. OF
                                                       SOUTHERN ALABAMA, INC.
                                                       An Alabama Corporation

                                            By: /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ------------------------------
    Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 10th day of January, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Alabama, Inc., an Alabama Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                      /s/ Blanche I. Passolt
                                                   -----------------------------
                                                          NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 10th day of January, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Southern Alabama, Inc., an Alabama Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                      /s/ Blanche I. Passolt
                                                   -----------------------------
                                                          NOTARY PUBLIC

         (NOTARY SEAL)